UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2025

SANA BIOTECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39941	83-1381173
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

188 East Blaine Street, Suite 400

Seattle, Washington 98102

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (206) 701-7914

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SANA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

The information set forth in Item 8.01 under the caption “Certain Preliminary Financial Information (Unaudited)” is incorporated into this Item 2.02 by reference.

Item 8.01	Other Events.

Certain Preliminary Financial Information (Unaudited)

Sana Biotechnology, Inc. (the “Company”) reports that it estimates its cash, cash equivalents, and marketable securities as of July 31, 2025 were approximately $90.1 million.

Additionally, as a result of changes in the Company’s business plans and intention to pursue potential subleases for the Company’s Bothell, Washington and Seattle, Washington facilities, as well as the Company’s decision to suspend further build-out of internal manufacturing capabilities in the near-term at the facility in Bothell due to increased availability of manufacturing capacity at third-party contract development and manufacturing organizations for cell and gene therapy products, as well as progress in understanding the Company’s near-term manufacturing needs, and other factors, the Company determined that a triggering event occurred and performed an impairment analysis in the second quarter of 2025. As of March 31, 2025, leasehold improvements, construction in progress, and operating lease right-of-use assets were $33.3 million, $40.4 million, and $54.8 million, respectively. Based upon preliminary estimates and information available to the Company as of the date of this Current Report on Form 8-K (this “Report”), the Company expects to recognize non-cash impairment losses of approximately $40.0 million to $45.0 million related to the Bothell and Seattle facilities in the month ended May 31, 2025.

These estimates of the Company’s cash, cash equivalents, and marketable securities as of July 31, 2025 and the non-cash impairment losses for the month ended May 31, 2025 are preliminary, have not been audited, are based on information available to the Company as of the filing of this Report, and are subject to change. Additional information and disclosure would be required for a more complete understanding of the Company’s financial position as of July 31, 2025 and for the month ended May 31, 2025. The Company’s independent registered public accounting firm has not audited, reviewed, or performed any procedures with respect to this preliminary information and, accordingly, does not express an opinion or any other form of assurance about it.

Between April 1, 2025 and the date of this Report, the Company sold an aggregate of 7,441,376 shares of its common stock pursuant to its sales agreement dated May 8, 2025 with TD Securities (USA) LLC, as sales agent, in “at-the-market” offerings, for net proceeds of $29.1 million.

Clinical Updates

In June 2025, the Company announced positive six-month results from the UP421 investigator-sponsored trial demonstrating that all primary and secondary endpoints were met. Results of the study through six months after cell transplantation demonstrate the survival and function of pancreatic beta cells as measured by the presence of circulating C-peptide, a biomarker indicating that transplanted beta cells are producing insulin. C-peptide levels also increase with a mixed meal tolerance test during testing at these timepoints, consistent with insulin secretion in response to a meal. 12-week PET-MRI scanning also demonstrated islet cells at the transplant site, a forearm muscle. The study identified no safety issues, and the hypoimmune platform technology (HIP)-modified islet cells evaded immune detection. The trial continues to evaluate safety, persistence, and function of the transplanted cells. On August 4, 2025, the New England Journal of Medicine published a journal article titled “Survival of Transplanted Allogeneic Beta Cells with No Immunosuppression,” which discusses the 12-week results of the trial. In June 2025, the six-month results of the trial were presented at the 85th Annual American Diabetes Association (ADA) Scientific Sessions. The Company and its collaborators at Uppsala University Hospital expect to report additional data from the study, including longer-term follow-up, as the year progresses. In addition, the Company is continuing pre-clinical development of SC451, and a recent FDA INTERACT meeting increases the Company’s confidence in moving forward with its HIP-edited master cell bank for good manufacturing practices (GMP) manufacturing and its non-clinical testing plan.

Personnel Update

Sonja Schrepfer, MD, PhD, the Company’s Senior Vice President and Head of the Hypoimmune Platform, has resigned as an employee to pursue other opportunities.

Cautionary Note Regarding Forward-Looking Statements

This Report contains forward-looking statements, including statements about the Company’s preliminary estimates of cash, cash equivalents, and marketable securities as of July 31, 2025 and non-cash impairment losses for the month ended May 31, 2025, the Company’s intention to pursue potential subleases for the Bothell, Washington and Seattle, Washington facilities, the Company’s beliefs relating to its observations of data from the UP421 investigator-sponsored trial as well as expectations regarding the availability and timing of additional clinical data to be generated and reported by the Company, and the impact of the FDA INTERACT meeting and feedback and the ability to move forward with the Company’s HIP-edited master cell bank for GMP manufacturing and non-clinical testing plan for SC451. These forward-looking statements reflect the Company’s views regarding current expectations and projections about future events and conditions and are based on currently available information. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict, including risks related to preliminary financial results, such as the risks that the preliminary financial information reflects information available to the Company only at this time and may differ from actual results, risks and uncertainties associated with discovering, developing and commercializing drugs that are safe and effective for use as human therapeutics and operating as a clinical stage company, including the potential for the Company’s product candidates to cause serious adverse events, the timing, progress and results of the Company’s clinical trials, the potential for any clinical trial results to differ from preclinical, interim, preliminary, topline or expected results, regulatory risks, and the Risk Factors identified in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on 10-K for the year ended December 31, 2024 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2025; therefore, the Company’s actual results could differ materially from those expressed, implied or forecast in any such forward-looking statements. Expressions of future goals and expectations and similar expressions, including “may,” “will,” “should,” “could,” “aims,” “seeks,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” and “continue,” reflecting something other than historical fact are intended to identify forward-looking statements. Unless required by law, the Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise. However, readers should carefully review the reports and documents the Company files or furnishes from time to time with the SEC, particularly its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sana Biotechnology, Inc.

Date: August 6, 2025	By:	/s/ Bernard J. Cassidy
Bernard J. Cassidy
Executive Vice President and General Counsel